Postretirement Benefit Plans (Amounts Recognized in Other Comprehensive (Loss) Income) (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Defined Benefit Postretirement Health And Life Coverage [Member]
Defined Benefit Plan Disclosure [Line Items]
Net loss (gain), pretax	$ (31)	$ (47)
Net prior service cost, pretax	(209)	(244)
Director's Retirement Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Net loss (gain), pretax	60	77
Net prior service cost, pretax	$ 43	$ 64